EXHIBIT 10.27

AWARD AGREEMENT

TOMPKINS FINANCIAL CORPORATION

2009 EQUITY PLAN

[Date]

[Name]

[Address][Address]

Dear [Name]:

1.	Tompkins Financial Corporation (the “Company”) hereby grants to [Name] the award(s) summarized below (the “Grant”), pursuant to the terms and conditions of the Company’s 2009 Equity Plan, as it may be amended from time to time (the “Plan”). The terms conditions and restrictions of your award are set forth in this Award Agreement, which is governed by the terms of the Plan. Awards shall be exercised in the manner set forth in the Plan. Without limiting the foregoing, you may elect to have stock withheld to pay the exercise price. For the award to be effective, you must sign below and return this Award Agreement to the Company, acknowledging that you have received and read the Prospectus dated July 22, 2009 and any applicable prospectus supplements (together, the “Prospectus”), and agree to the terms of this Award Agreement and the Plan.

2.	Award Summary:

Stock Option Grant Summary

Grant Date:
Type of Option (ISO/NSO):
Number of Shares:
Exercise Price:	$	Total Cost to Exercise:	$
Expiration Date:
Vesting Schedule:

Restricted Stock Award Summary

Award Date:
Number of Shares:
Vesting Schedule:

Stock Settled /Stock Appreciation Right Award Summary

Award Date:
Number of shares measuring the value of this SAR:
Exercise Price: $	Total Cost to Exercise: $
Expiration Date:
Payable in:	[cash]/[shares of common stock]/[combination]
Vesting Schedule:

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above on the terms stated herein, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan and the Prospectus and agree to be bound by all of the terms and conditions of the Plan as if they were set out in full in this Award Agreement. I agree to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board, as the case may be, upon any questions relating to the Plan or this Grant.

Signature: _______________________________________          Date: _______________ [Name]

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.